UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

RESEARCH SELECT FUND SM	Annual Report August 31, 2006

Long-term growth of capital potential through a focused portfolio of U.S. equity investments

Goldman Sachs Research Select FundSM

The Research Select Fund invests primarily in U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Goldman Sachs Research Select Fund was reorganized into the Goldman Sachs Structured U.S. Equity Fund at the opening of business Monday, September 25, 2006. If you were a shareholder in the Research Select Fund at the close of business on Friday, September 22, 2006, you are now a shareholder of the Structured U.S. Equity Fund.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RESEARCH SELECT FUND
How Is the Goldman Sachs
Research Select Fund Constructed?
Through this Fund, investors can access the “best research ideas” of the Goldman Sachs Value and Growth investment teams.

INVESTMENT OBJECTIVE Long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

PORTFOLIO RESULTS
Research Select Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Research Select Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.68%, 9.78%, 9.93%, 11.12% and 10.60%, respectively. These returns compare to the 8.88% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period.

The Fund generated positive returns and outperformed its benchmark during the reporting period. From a growth stock perspective, the portfolio benefited from stock selection in the Energy and Technology sectors as well as wireless tower companies. Conversely, weakness in select Finance holdings detracted from results. From a value stock perspective, the portfolio benefited from stock selection in the Energy, Finance, and Technology sectors. Conversely, weakness in Consumer Cyclicals, Consumer Staples and Utilities detracted from performance.

The Energy sector was a top contributor to performance during the period, more specifically oil well service company Schlumberger Ltd. and oil sands company Suncor, Inc. U.S. rig counts have been increasing, this year’s forecast for hurricanes was severe, and energy prices spiked during the period, all of which have been driving Schlumberger’s growth. Suncor, Inc. finished 2005 strongly as output increased and profits doubled during the fourth quarter.

Within the Technology sector, Google, Inc. and Cisco Systems, Inc. contributed to performance. Google contributed to performance as the company announced first quarter earnings results up 60% from a year ago, exceeding analyst expectations. The growth in earnings and revenue outpaced that of other major Internet-based companies, especially in its international operations, where revenue jumped 91%. Cisco Systems announced quarterly revenue and income that beat market expectations in August. The company saw growth in its business and telecommunication networks businesses. We believe Cisco is well positioned for growth as the company dominates the network equipment market and continues to expand its customer base as it did with the acquisition of Scientific Atlanta.

American Tower Corp. continued to benefit from increased demand for wireless broadband and service coverage. We believe American Tower is well positioned as consumers increasingly demand high-speed content delivery on handheld devices and better coverage from their wireless carriers.

PORTFOLIO RESULTS

In Consumer Cyclicals, J.C. Penney Co., Inc. was a large contributor during the reporting period. The company continues to experience increased margins, revenue growth and same store sales. The company also raised its dividend and increased its share buyback plan.

Within Healthcare, Medtronic, Inc. and Stryker Corp. were weak during the period. Medtronic detracted from returns as the company announced that fiscal first quarter earnings may be below expectations. Since its strong performance last year, the market for implantable cardioverter-defibrillator (ICD) has been experiencing a slowdown in growth. This has carried through to Medtronic’s revenues, which were down in August. Stryker detracted due to concerns over anti-trust investigations and deceleration of the orthopedic device industry growth. Elsewhere in the sector, Amgen, Inc. experienced weakness during the reporting period. However, we believe Amgen’s recent stock price weakness is temporary and we continue to hold the stock in the Fund.

Overall, Cendant detracted from results during the reporting period. Earlier in the year, Cendant announced plans to break up the company into four parts. On July 31, the company spun off two of its four business units and the stock rallied on the news. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company. It is possible that when the remaining two businesses become standalone entities, which will be mid- to small-cap companies, investors will focus more on their growth characteristics. While we believe that Cendant’s remaining spin offs have the potential to grow, we decided to take the more conservative approach at this time. We took advantage of the stock’s uptick at the end of July and exited the position.

Within Services, we also sold the Fund’s position in Walt Disney Co. as our investment thesis was realized. The stock has been a strong performer as the company’s theme park margins and network profitability have improved. We used the proceeds to build the Fund’s position in Comcast Corp.
  Portfolio Positioning

The Goldman Sachs Research Select Fund is a U.S. large-cap portfolio that blends the “best ideas” from Goldman Sachs Asset Management’s Growth and Value Investment Teams. During the reporting period, these teams continued to utilize their disciplined investment process to seek compelling investment opportunities. Throughout the period, the Fund continued to be style neutral.

PORTFOLIO RESULTS
  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Caremark Rx, Inc. — Caremark contributed to performance as pharmacy benefit managers (PBMs) posted strong returns and the company’s fiscal second quarter profit rose 20%. Generic drugs are a high profit margin business for the company and we believe should continue to be a driver of growth. We have just begun the early stages of a multi-year generic cycle as generic drugs for several anti cholesterol and heart medications have been put on the market in the last couple of months. In addition, Caremark’s mail-order business benefited from an increase in prescriptions.

■	The McGraw-Hill Companies, Inc. — Ratings agency McGraw-Hill, which owns Standard & Poor’s (S&P), performed well during the period. Its business meets our investment criteria as it operates in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” This is because most issuers tend to have at least two ratings, one from S&P and one from Moody’s. The two companies rate approximately 90% of the debt issuance in the U.S. We believe McGraw-Hill is well positioned due to favorable secular trends such as the globalization of capitalism, deregulation, and financial innovation.

■	Comcast Corp. — Comcast enhanced results during the reporting period. We believe the company is benefiting from rising free cash flow generation and the rollout of telephony services. Management’s plans to bundle data, voice and video services, in our view, will lead to better subscriber growth, improved retention rates, and improved margins.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth and Value Investment Teams

New York, September 22, 2006

FUND BASICS
Research Select Fund
as of August 31, 2006
PERFORMANCE REVIEW

September 1, 2005–August 31, 2006	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	10.68%	8.88%
Class B	9.78	8.88
Class C	9.93	8.88
Institutional	11.12	8.88
Service	10.60	8.88

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	3.19%	-2.63%	-5.69%	6/19/00
Class B	3.40	-2.65	-5.52	6/19/00
Class C	7.55	-2.23	-5.49	6/19/00
Institutional	9.59	-1.13	-4.43	6/19/00
Service	9.75	-1.52	-4.80	6/19/00

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.4%	Energy Resources
PepsiCo, Inc.	4.3	Beverages
Bank of America Corp.	3.4	Large Banks
Exelon Corp.	3.3	Electric Utilities
Schlumberger Ltd.	3.2	Oil Well Services & Equipment
Research In Motion Ltd.	3.1	Networking/Telecommunications Equipment
Pfizer, Inc.	3.1	Drugs
J.P. Morgan Chase & Co.	3.1	Large Banks
Baxter International, Inc.	2.9	Medical Products
Cisco Systems, Inc.	2.9	Networking/Telecommunications Equipment

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RESEARCH SELECT FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on June 19, 2000 (commencement of operations) in Class B Shares (with the applicable maximum contingent deferred sales charges of 5% declining to 0% after six years) of the Goldman Sachs Research Select Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Institutional and Service Shares will vary from Class B due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Research Select Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested June 19, 2000 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Five Years	One Year
Class A (commenced June 19, 2000)
Excluding sales charges	-3.98%	1.91%	10.68%
Including sales charges	-4.85%	0.76%	4.58%

Class B (commenced June 19, 2000)
Excluding contingent deferred sales charges	-4.72%	1.12%	9.78%
Including contingent deferred sales charges	-4.72%	0.73%	4.78%

Class C (commenced June 19, 2000)
Excluding contingent deferred sales charges	-4.69%	1.11%	9.93%
Including contingent deferred sales charges	-4.69%	1.11%	8.93%

Institutional Class (commenced June 19, 2000)	-3.62%	2.27%	11.12%

Service Class (commenced June 19, 2000)	-4.08%	1.77%	10.60%

GOLDMAN SACHS RESEARCH SELECT FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 99.7%

Aerospace & Defense – 2.0%
42,382	General Dynamics Corp.	$2,862,904

Banks – 0.5%
21,850	Bank of New York Co., Inc.	737,437

Beverages – 4.3%
90,800	PepsiCo., Inc.	5,927,424

Biotechnology – 2.0%
40,750	Amgen, Inc.*	2,768,147

Commercial Services – 1.9%
48,490	The McGraw-Hill Companies., Inc.	2,711,076

Computer Hardware – 1.4%
87,460	Seagate Technology*	1,945,985

Computer Services – 2.4%
77,020	First Data Corp.	3,309,549

Computer Software – 2.5%
108,140	Microsoft Corp.	2,778,116
47,406	Oracle Corp.*	741,904

		3,520,020

Drugs – 3.1%
156,457	Pfizer, Inc.	4,311,955

Electric Utilities – 3.3%
75,606	Exelon Corp.	4,610,454

Energy Resources – 4.4%
90,377	Exxon Mobil Corp.	6,115,812

Foods – 2.1%
55,130	The Hershey Co.	2,974,815

Insurance – 1.0%
31,660	The St. Paul Travelers Cos., Inc.	1,389,874

Internet & Online – 1.0%
3,550	Google, Inc.*	1,343,781

Large Banks – 8.8%
92,608	Bank of America Corp.	4,766,534
93,483	J.P. Morgan Chase & Co.	4,268,434
92,904	Wells Fargo & Co.	3,228,414

		12,263,382

Manufacturing – 0.6%
30,120	Chicago Bridge & Iron Co. NV	813,541

Media – 2.0%
79,137	Comcast Corp.*	2,769,795

Medical Products – 8.3%
92,221	Baxter International, Inc.	4,092,768
60,880	Medtronic, Inc.	2,855,272
66,390	Stryker Corp.	3,188,712
20,190	Zimmer Holdings, Inc.*	1,372,920

		11,509,672

Movies & Entertainment – 2.4%
122,170	Time Warner, Inc.	2,030,465
34,450	Viacom, Inc. Class B*	1,250,535

		3,281,000

Networking/Telecommunications Equipment – 6.0%
182,450	Cisco Systems, Inc.*	4,012,075
52,580	Research In Motion Ltd.*	4,337,850

		8,349,925

Oil & Gas – 3.9%
42,230	Canadian Natural Resources Ltd.	2,220,876
42,200	Suncor Energy, Inc.	3,273,876

		5,494,752

Oil Services – 6.0%
54,641	Baker Hughes, Inc.	3,889,346
72,000	Schlumberger Ltd.	4,413,600

		8,302,946

Parts & Equipment – 2.1%
45,936	United Technologies Corp.	2,880,647

Pharmacy Benefit Manager – 2.0%
49,270	Caremark Rx, Inc.	2,854,704

Property Insurance – 3.6%
32,298	AMBAC Financial Group, Inc.	2,796,684
33,898	XL Capital Ltd.	2,225,065

		5,021,749

Real Estate – 0.4%
26,865	Realogy Corp.*	574,911

Restaurants – 0.4%
21,492	Wyndham Worldwide Corp.*	628,856

Retail Apparel – 1.5%
32,969	J.C. Penney Co., Inc.	2,078,366

Retailers – Food & Drug – 2.0%
84,500	CVS Corp.	2,834,975

Retailing – 1.0%
50,320	Lowe’s Companies, Inc.	1,361,659

Semiconductors – 1.8%
67,280	QUALCOMM, Inc.	2,534,438

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Shares	Description	Value
Common Stocks – (continued)

Specialty Chemicals – 1.4%
34,370	Praxair, Inc.	$1,973,182

Specialty Financials – 5.9%
62,770	American Express Co.	3,297,936
92,285	Countrywide Financial Corp.	3,119,233
42,009	Washington Mutual, Inc.	1,759,757

		8,176,926

Telecom Equipment – 1.9%
113,990	Motorola, Inc.	2,665,086

Telecommunications – 2.5%
96,580	American Tower Corp.*	3,463,359

Telephone – 1.4%
54,100	Verizon Communications, Inc.	1,903,238

Tobacco – 1.9%
31,649	Altria Group, Inc.	2,643,641

TOTAL COMMON STOCKS
(Cost $118,214,443)		$138,909,983

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 1.4%

Joint Repurchase Agreement Account II
$1,900,000	5.28%	09/01/2006	$1,900,000
Maturity Value: $1,900,279
(Cost $1,900,000)

TOTAL INVESTMENTS – 101.1%
(Cost $120,114,443)			$140,809,983

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(1,553,591)

NET ASSETS – 100.0%			$139,256,392

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2006.

ADDITIONAL NOTES TO THE SCHEDULE OF INVESTMENTS
JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2006, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $1,900,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,000,000,000	5.28%	09/01/2006	$3,000,440,000

Barclays Capital PLC	3,000,000,000	5.28	09/01/2006	3,000,440,000

Credit Suisse First Boston LLC	1,400,000,000	5.28	09/01/2006	1,400,205,333

Deutsche Bank Securities, Inc.	1,915,000,000	5.29	09/01/2006	1,915,281,399

Greenwich Capital Markets	300,000,000	5.28	09/01/2006	300,044,000

Merrill Lynch	500,000,000	5.28	09/01/2006	500,073,333

Morgan Stanley & Co.	1,000,000,000	5.28	09/01/2006	1,000,146,667

UBS Securities LLC	2,373,000,000	5.28	09/01/2006	2,373,348,040

Wachovia Capital Markets	250,000,000	5.28	09/01/2006	250,036,667

TOTAL	$13,738,000,000			$13,740,015,439

At August 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 6.35%, due 09/01/2006 to 06/29/2016; Federal Home Loan Mortgage Association, 2.63% to 14.00%, due 01/01/2007 to 09/01/2036; and Federal National Mortgage Association, 0.00% to 14.00%, due 10/01/2006 to 09/01/2036. The aggregate market value of the collateral, including accrued interest, was $13,996,119,280.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND
Statement of Assets and Liabilities
August 31, 2006

Assets:

Investments in securities, at value (identified cost $120,114,443)	$140,809,983
Cash	89,987
Receivables:
Investment securities sold	339,678
Dividends and interest	250,204
Reimbursement from adviser	19,200
Other assets	620

Total assets	141,509,672

Liabilities:

Payables:
Investment securities purchased	1,381,763
Fund shares repurchased	518,543
Amounts owed to affiliates	224,349
Accrued expenses	128,625

Total liabilities	2,253,280

Net Assets:

Paid-in capital	514,422,095
Accumulated undistributed net investment income	5,320
Accumulated net realized loss on investment transactions	(395,866,563)
Net unrealized gain on investments	20,695,540

NET ASSETS	$139,256,392

Net Assets:
Class A	$45,291,863
Class B	66,426,068
Class C	25,851,978
Institutional	1,686,475
Service	8

Shares Outstanding:
Class A	5,832,216
Class B	8,962,036
Class C	3,485,473
Institutional	212,088
Service	1

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	18,491,814

Net asset value, offering and redemption price per share:(a)
Class A	$7.77
Class B	7.41
Class C	7.42
Institutional	7.95
Service	7.72

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $8.22. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND
Statement of Operations
For the Year Ended August 31, 2006

Investment income:

Dividends(a)	$2,380,134
Interest (including securities lending income of $507)	94,593

Total income	2,474,727

Expenses:

Management fees	1,645,492
Distribution and service fees(b)	1,218,855
Transfer Agent fees(c)	309,738
Custody and accounting fees	99,122
Professional fees	59,488
Registration fees	49,796
Printing fees	26,497
Trustee fees	15,230
Service share fees	27
Other	31,167

Total expenses	3,455,412

Less — expense reductions	(268,453)

Net expenses	3,186,959

NET INVESTMENT LOSS	(712,232)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions (including commissions recaptured of $25,703)	24,189,511
Net change in unrealized loss on investments	(7,665,608)

Net realized and unrealized gain on investment transactions	16,523,903

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,811,671

(a)	Foreign taxes withheld on dividends were $2,875.
(b)	Class A, Class B, and Class C Shares had Distribution and Service fees of $135,756, $784,967, and $298,132, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer agent fees of $103,174, $149,144, $56,645, $773 and $2, respectively.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2006	August 31, 2005

From operations:

Net investment income (loss)	$(712,232)	$1,459
Net realized gain from investment transactions	24,189,511	32,713,329
Net change in unrealized loss on investments	(7,665,608)	(10,461,220)

Net increase in net assets resulting from operations	15,811,671	22,253,568

Distributions to shareholders:

From net investment income
Institutional Shares	(1,463)	—

From share transactions:

Proceeds from sales of shares	2,686,240	9,893,325
Reinvestment of dividends and distributions	1,322	—
Cost of shares repurchased	(69,875,121)	(87,632,589)

Net decrease in net assets resulting from share transactions	(67,187,559)	(77,739,264)

TOTAL DECREASE	(51,377,351)	(55,485,696)

Net assets:

Beginning of year	190,633,743	246,119,439

End of year	$139,256,392	$190,633,743

Accumulated undistributed net investment income	$5,320	$22,528

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND
Notes to Financial Statements
August 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (“the Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Research Select Fund (“the Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Fund are sold with a front-end sales charge of up to 5.50%. Class B shares of the Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Fund are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Fund are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Fund(s) receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investments companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses of the Fund are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS RESEARCH SELECT FUND
Notes to Financial Statements (continued)
August 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, or net realized gains, or as a tax return of capital.
E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
F. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in the net realized gain (loss) on investments in the Statement of Operations.

GOLDMAN SACHS RESEARCH SELECT FUND

3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, at an annual rate equal to 1.00% of the Fund’s average daily net assets.
     GSAM has entered into a fee reduction commitment for the Fund which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of December 29, 2005 to achieve the rates listed below:

Average Daily Net Assets	Annual Rate

Up to $1 billion	1.00%

Next $1 billion	0.90

Over $2 billion	0.86

Additionally, GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.05% of the Fund’s average daily net assets until further notice. For the year ended August 31, 2006, GSAM waived approximately $82,200 in Management fees.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2006, GSAM reimbursed the Fund approximately $176,000.
     Goldman Sachs serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2006, custody and transfer agent fees were reduced by approximately $1,800 and $8,400, respectively.

GOLDMAN SACHS RESEARCH SELECT FUND
Notes to Financial Statements (continued)
August 31, 2006
3. AGREEMENTS (continued)
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2006, Goldman Sachs has advised the Fund that it retained approximately $2,200 and $300, from Class A and Class B Shares, respectively. Goldman Sachs did not retain any amounts from Class C Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     At August 31, 2006, the amounts owed to affiliates were approximately $113,200, $88,700 and $22,400 for Management fees, Distribution and Service fees and Transfer Agent fees.
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2006, were $90,704,848 and $156,284,969, respectively.
     For the year ended August 31, 2006, Goldman Sachs earned approximately $30,600 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

GOLDMAN SACHS RESEARCH SELECT FUND

5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended August 31, 2006 is reported parenthetically under Investment income on the Statement of Operations. For the year ended August 31, 2006, BGA earned approximately $80 in fees as securities lending agent. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At August 31, 2006, the Fund had no outstanding securities on loan.
6. LINE OF CREDIT FACILITY
The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended August 31, 2006, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS RESEARCH SELECT FUND
Notes to Financial Statements (continued)
August 31, 2006
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows:

Distributions paid from:
Ordinary income	$1,463

As of August 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward:[1]
Expiring 2010[2]	$(165,564,570)
Expiring 2011	(230,211,382)

Total capital loss carryforward	$(395,775,952)
Timing differences (i.e., post-October losses)	(167)
Unrealized gains (losses) — net	20,610,416

Total accumulated earnings (losses) — net	$(375,165,703)

[1]	Expiration occurs on August 31 of the year indicated.
[2]	Research Select utilized $22,661,813 of capital losses in the current fiscal year.
At August 31, 2006, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$120,199,567

Gross unrealized gain	21,688,195
Gross unrealized loss	(1,077,779)

Net unrealized security gain	$20,610,416

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.
     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has increased undistributed net investment income by $696,487, decreased accumulated net realized loss on investments by $15,661, and decreased paid in capital by $712,148. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted primarily from the differing book/tax treatments for foreign currency transactions, nondeductible net operating loss, and return of capital received from an investment.

GOLDMAN SACHS RESEARCH SELECT FUND

8. OTHER MATTERS
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including this Fund, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds including this fund, and the Trustees and Officers of the Trust. The Fund in this report, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006 the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

GOLDMAN SACHS RESEARCH SELECT FUND
Notes to Financial Statements (continued)
August 31, 2006
8. OTHER MATTERS (continued)
New Accounting Pronouncement — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006 the FASB released Statement Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement, which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.
9. SUBSEQUENT EVENT
Mergers and Reorganizations — At a meeting held on May 11, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the tax-free acquisition of the Goldman Sachs Research Select Fund by the Goldman Sachs Structured U.S. Equity Fund. Following the approval of the Board of Trustees and shareholders of the Goldman Sachs Research Select Fund, the acquisition was completed on September 25, 2006.

GOLDMAN SACHS RESEARCH SELECT FUND

10. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	246,743	$1,798,504	389,956	$2,645,107
Shares converted from Class B(a)	52,039	382,966	17,538	118,017
Shares repurchased	(3,387,679)	(24,969,658)	(4,731,921)	(31,874,324)

	(3,088,897)	(22,788,188)	(4,324,427)	(29,111,200)

Class B Shares
Shares sold	58,299	413,830	149,704	964,102
Shares Converted to Class A(a)	(54,294)	(382,966)	(18,172)	(118,017)
Shares repurchased	(4,626,557)	(32,607,410)	(5,284,205)	(34,421,895)

	(4,622,552)	(32,576,546)	(5,152,673)	(33,575,810)

Class C Shares
Shares sold	33,960	237,896	868,563	5,827,529
Shares repurchased	(1,614,153)	(11,385,430)	(3,055,386)	(20,136,823)

	(1,580,193)	(11,147,534)	(2,186,823)	(14,309,294)

Institutional Shares
Shares sold	31,832	235,927	66,297	456,412
Reinvestment Shares	179	1,322	—	—
Shares repurchased	(120,008)	(896,130)	(175,922)	(1,199,372)

	(87,997)	(658,881)	(109,625)	(742,960)

Service Shares
Shares sold	11	83	26	175
Shares repurchased	(2,272)	(16,493)	(26)	(175)

	(2,261)	(16,410)	—	—

NET DECREASE	(9,381,900)	$(67,187,559)	(11,773,548)	$(77,739,264)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS RESEARCH SELECT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$7.02	$—	(c)	$0.75	$0.75	$—
2006 - B	6.75	(0.05)		0.71	0.66	—
2006 - C	6.75	(0.05)		0.72	0.67	—
2006 - Institutional	7.16	0.03		0.77	0.80	(0.01)
2006 - Service	6.98	0.01		0.73	0.74	—

2005 - A	6.33	0.03	(d)	0.66	0.69	—
2005 - B	6.14	(0.02	)(d)	0.63	0.61	—
2005 - C	6.14	(0.02	)(d)	0.63	0.61	—
2005 - Institutional	6.44	0.06	(d)	0.66	0.72	—
2005 - Service	6.31	0.02	(d)	0.65	0.67	—

2004 - A	5.65	(0.01)		0.69	0.68	—
2004 - B	5.52	(0.05)		0.67	0.62	—
2004 - C	5.52	(0.05)		0.67	0.62	—
2004 - Institutional	5.73	0.02		0.69	0.71	—
2004 - Service	5.64	(0.01)		0.68	0.67	—

2003 - A	4.99	(0.02)		0.68	0.66	—
2003 - B	4.90	(0.05)		0.67	0.62	—
2003 - C	4.91	(0.05)		0.66	0.61	—
2003 - Institutional	5.03	—	(c)	0.70	0.70	—
2003 - Service	4.98	(0.02)		0.68	0.66	—

2002 - A	7.07	(0.04)		(2.04)	(2.08)	—
2002 - B	7.01	(0.08)		(2.03)	(2.11)	—
2002 - C	7.02	(0.08)		(2.03)	(2.11)	—
2002 - Institutional	7.11	(0.01)		(2.07)	(2.08)	—
2002 - Service	7.07	(0.04)		(2.05)	(2.09)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Reflects a special dividend which amounted to $0.03 per share and 0.39% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$7.77	10.68%	$45,292	1.45%	0.06%		1.61%	(0.11)%		56%
7.41	9.78	66,426	2.20	(0.69)		2.36	(0.85)		56
7.42	9.93	25,852	2.20	(0.69)		2.36	(0.86)		56
7.95	11.12	1,686	1.05	0.45		1.21	0.29		56
7.72	10.60	—	1.55	0.07		1.71	(0.09)		56

7.02	10.90	62,597	1.49	0.49	(d)	1.63	0.35	(d)	51
6.75	9.93	91,665	2.24	(0.26	)(d)	2.38	(0.40	)(d)	51
6.75	9.93	34,207	2.24	(0.26	)(d)	2.38	(0.40	)(d)	51
7.16	11.18	2,149	1.09	0.89	(d)	1.23	0.75	(d)	51
6.98	10.62	16	1.59	0.34	(d)	1.73	0.20	(d)	51

6.33	12.04	83,908	1.50	(0.11)		1.57	(0.18)		41
6.14	11.23	115,016	2.25	(0.86)		2.32	(0.93)		41
6.14	11.23	44,543	2.25	(0.86)		2.32	(0.93)		41
6.44	12.39	2,638	1.10	0.29		1.17	0.22		41
6.31	11.88	14	1.60	(0.20)		1.67	(0.27)		41

5.65	13.23	103,749	1.52	(0.35)		1.58	(0.41)		121
5.52	12.65	136,103	2.27	(1.10)		2.33	(1.16)		121
5.52	12.42	60,290	2.27	(1.10)		2.33	(1.16)		121
5.73	13.92	2,810	1.12	0.04		1.18	(0.02)		121
5.64	13.25	13	1.62	(0.43)		1.68	(0.49)		121

4.99	(29.42)	129,737	1.51	(0.57)		1.54	(0.60)		107
4.90	(30.10)	153,395	2.26	(1.32)		2.29	(1.35)		107
4.91	(30.06)	78,434	2.26	(1.32)		2.29	(1.35)		107
5.03	(29.25)	5,220	1.11	(0.18)		1.14	(0.21)		107
4.98	(29.56)	11	1.61	(0.66)		1.64	(0.69)		107

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Research Select Fund
In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Research Select Fund (the “Fund”), one of the portfolios constituting the Goldman Sachs Trust, at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
As stated in footnote 9 to the financial statements, the Goldman Sachs Research Select Fund was reorganized into the Goldman Sachs Structured U.S. Equity Fund on September 25, 2006.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2006

GOLDMAN SACHS RESEARCH SELECT FUND
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2006

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 through August 31, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid for the
	Beginning Account	Ending Account Value		6 months ended
Share Class	Value 3/1/06	8/31/06		8/31/06*

Class A
Actual	$1,000.00	$1,036.00		$7.46
Hypothetical 5% return	1,000.00	1,017.88	+	7.39

Class B
Actual	1,000.00	1,030.60		11.28
Hypothetical 5% return	1,000.00	1,014.10	+	11.18

Class C
Actual	1,000.00	1,032.00		11.28
Hypothetical 5% return	1,000.00	1,014.10	+	11.18

Institutional
Actual	1,000.00	1,036.50		5.41
Hypothetical 5% return	1,000.00	1,019.90	+	5.36

Service
Actual	1,000.00	1,029.30		7.79
Hypothetical 5% return	1,000.00	1,017.53	+	7.75

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were 1.45%, 2.20%, 2.20%, 1.05% and 1.52% for Class A, Class B, Class C, Institutional Class and Service Class, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RESEARCH SELECT FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Fund under the Management Agreement; (e) the relative expense levels of the Fund; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the quality of the non-advisory services provided to the Fund; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and the breakpoints in the contractual fee rates under the Management Agreement that were approved in 2005.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to the Fund’s portfolio turnover rate, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in

GOLDMAN SACHS RESEARCH SELECT FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its respective investment objective and policies, as well as in light of periodic analyses of its quality and risk profiles. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees concluded that the Fund’s recent performance had been acceptable and noted that the Trustees were considering a proposal to reorganize the Fund into the Structured U.S. Equity Fund.
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratio (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratio were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to relevant peer groups and category universes; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to a category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Fund’s total expense ratio (excluding certain expenses) to specified levels.

GOLDMAN SACHS RESEARCH SELECT FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreement for the Fund that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Research Select Fund	1.00%	First $	1 Billion
	0.90%	Next $	1 Billion
	0.86%	Over $	2 Billion

     In approving these new fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Fund’s brokerage commissions and that a brokerage recapture program had been established for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fee paid by the Fund was reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS RESEARCH SELECT FUND
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS RESEARCH SELECT FUND
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Leaning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS RESEARCH SELECT FUND
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS RESEARCH SELECT FUND

Goldman Sachs Trust — Research Select Fund — Tax Information (Unaudited)

For the year ended August 31, 2006, 100% of the dividends paid from net investment company taxable income by the Research Select Fund qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2006, the Research Select Fund designates 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $582.1 billion in assets under management as of June 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund

▪  International Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪  Balanced Fund

Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s Web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Goldman Sachs Research Select FundSM is a registered service mark of Goldman, Sachs & Co.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1570	RESAR / 20.5K / 10-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees

• PwC	$195,000	$234,400	Other attest services

Tax Fees

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

All Other Fees

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM LP and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $476,400 and $410,800 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST's adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2006